GOLDMAN SACHS VARIABLE INSURANCE TRUST

Service Shares of the
Goldman Sachs Core Fixed Income Fund

Supplement dated August 16, 2010 to the
Prospectus dated April 30, 2010 (the “Prospectus”)

The following replaces in its entirety the “Portfolio Managers” subsection in the “Goldman Sachs Core Fixed Income Fund—Summary—Portfolio Management” section of the Prospectus:

Portfolio Managers: Jonathan Beinner, Managing Director, Co-Head of Global Fixed Income and Liquidity Management, has managed the Fund since 2010; and Michael Swell, Managing Director, Co-Head Global Lead Portfolio Management, has managed the Fund since 2009.

The following replaces in its entirety the “Service Providers—Fund Managers—Fixed Income Portfolio Management Team” section of the Prospectus:

Fixed Income Portfolio Management Team

■	The investment process revolves around four groups: the Investment Strategy Group, the Top-down Strategy Team, the Bottom-up Strategy Team and the Portfolio Teams.

■	These teams strive to maximize risk-adjusted returns by de-emphasizing interest rate anticipation and focusing on security selection and sector allocation.

■	As of March 31, 2010, the team managed approximately $282.8 billion in municipal and taxable fixed-income assets for retail, institutional and high net worth clients.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Jonathan Beinner Managing Director, CIO, Co-Head Global Fixed Income and Liquidity Management	Portfolio Manager— Core Fixed Income	Since 2010	Mr. Beinner joined the Investment Adviser in 1990 and became a Portfolio Manager in 1992. He became Co-Head of Global Fixed Income in 2002.

Michael Swell Managing Director, Co-Head Global Lead Portfolio Management	Portfolio Manager— Core Fixed Income	Since 2009	Mr. Swell is the Co-Head of Global Lead Portfolio Management and a member of the Fixed Income Strategy Group. Mr. Swell joined the Investment Adviser in 2007 as a Managing Director and the Head of Structured Products. From 2005 to 2007, Mr. Swell was a Senior Managing Director in charge of Friedman, Billings & Ramsey’s Fixed Income Sales & Trading division.

Jonathan Beinner and Andrew Wilson co-head GSAM Global Fixed Income and Liquidity Management. Jonathan Beinner serves as the Chief Investment Officer. They are responsible for high-level decisions pertaining to portfolios across multiple strategies. The Fixed Income Portfolio Management Team is organized into a series of specialist teams which focus on generating and implementing investment ideas within their area of expertise. Both top-down and bottom-up decisions are made by these small strategy teams, rather than by one portfolio manager or committee. Ultimate accountability for the portfolio resides with the lead portfolio managers, who set the long-term risk budget and oversee the portfolio construction process.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

This Supplement should be retained with your Prospectus for future reference.

VITCFIFMSTK 8-10